UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2016

Bay Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-23090	52-1660951
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

7151 Columbia Gateway Drive, Suite A, Columbia, MD	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 312-5400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 22, 2016, Bay Bank, FSB (“Bay Bank”), the wholly-owned federal savings bank subsidiary of Bay Bancorp, Inc. (the “Company”), and Hopkins Federal Savings Bank (“Hopkins Bank”), the wholly-owned federal savings bank subsidiary of Hopkins Bancorp, Inc. (“Hopkins”), filed an Interagency Bank Merger Act Application with the Office of the Comptroller of the Currency to seek approval of the merger of Hopkins Bank with and into Bay Bank (the “Bank Merger”). This report and the presentation that is attached hereto as Exhibit 99.1 are being furnished for the purpose of providing the Company’s investors with certain related information.

This communication relates to the proposed merger of Hopkins with and into the Company (the “Parent Merger”), which is expected to occur immediately prior to the Bank Merger. The closing of the Parent Merger and the closing of the Bank Merger are subject to the parties’ receipt of various regulatory approvals and the satisfaction or waiver of several other conditions to closing. See the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 21, 2015, for information regarding the terms and conditions of these transactions.

In connection with the Parent Merger, Hopkins will mail or otherwise provide to its stockholders a proxy statement regarding the proposed Parent Merger. Hopkins stockholders are urged to read the proxy statement regarding the Parent Merger in its entirety when it becomes available and any information or documents that the Company may file with the Securities and Exchange Commission, including any information and documents incorporated therein by reference, because they will contain important information about the Parent Merger, Hopkins and the Company.

This report does not constitute an offer of any securities for sale.

The information contained in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits furnished with this report are listed in the Exhibit Index which immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY BANCORP, INC.

Dated: January 27, 2016	By: /s/ Joseph J. Thomas
Joseph J. Thomas
President & CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor presentation dated January 27, 2016 (furnished herewith).